Supplement dated August 24, 2017, to the following Statements of Additional Information, as previously amended or supplemented:

American Beacon Global Evolution Frontier Markets Income Fund
American Beacon SGA Global Growth Fund
Statements of Additional Information dated May 30, 2017

American Beacon Flexible Bond Fund
Statement of Additional Information dated March 20, 2017

American Beacon Sound Point Floating Rate Income Fund
Statement of Additional Information dated December 29, 2016

Effective immediately, each Fund's classification has changed from "non-diversified" to "diversified" within the meaning of the Investment Company Act of 1940.  Accordingly, the following changes are made:

1)
For all Funds except for American Beacon SGA Global Growth Fund, in the "Organization and History of the Fund" section, the third sentence is deleted and replaced with the following: "The Fund is diversified."

2)
For American Beacon SGA Global Growth Fund, in the "Organization and History of the Fund" section, the third paragraph is deleted and the following is added as the last sentence of the second paragraph: "Each Fund is diversified." .

3)	For each Fund, the "Non-Diversified Status" section is deleted.

4)	For each Fund the following is added as a fundamental investment restriction in the "Investment Restrictions – Fundamental Investment Restrictions" section:

"The Fund may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets."

***********************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE